UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                 April 12, 2002
                Date of Report (Date of earliest event reported)

                               FOSTER WHEELER LTD.
             (Exact Name of Registrant as Specified in Its Charter)

                                                                22-3802649
        Bermuda                       1-286-2                 (IRS Employer
 (State of Incorporation)      (Commission File Number)      Identification No.)

                            Perryville Corporate Park
                         Clinton, New Jersey 08809-4000
                     (Address of Principal Executive Office)

                                 (908) 730-4000
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)



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Item 5. OTHER EVENTS

     The following is a description of Foster Wheeler Ltd.'s common shares.

DESCRIPTION OF AUTHORIZED SHARES OF FOSTER WHEELER LTD.

     The following discussion is a summary of Foster Wheeler Ltd.'s share capital. This summary is not complete and is subject to the complete text of Foster Wheeler Ltd.'s memorandum of association and its bye-laws. We encourage you to read those documents carefully. Foster Wheeler Ltd. is subject to The Companies Act 1981 (Bermuda) (the "Companies Act").

AUTHORIZED SHARE CAPITAL

     Foster Wheeler Ltd.'s memorandum of association provides that its authorized share capital is $161,500,000 divided into 160,000,000 common shares, par value $1.00, and 1,500,000 preferred shares, par value $1.00 which shares may be designated and created as shares of any other classes or series of shares with the respective rights and restrictions determined by action of the board of directors.

VOTING

     The holders of Foster Wheeler Ltd.'s common shares (referred to as "members" or "shareholders" under the Companies Act) are entitled to one vote per share other than on the election of directors.

     With respect to the election of directors, each holder of Foster Wheeler Ltd.'s common shares entitled to vote has the right to vote, in person or by proxy, the number of shares held by such shareholder for as many persons as there are directors to be elected and for whose election that holder has a right to vote. The directors will be divided into three classes, with only one class being up for election each year. Directors will be elected by a plurality of the votes cast in

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the election. Cumulative voting, for the election of directors, is prohibited under Foster Wheeler Ltd.'s bye-laws.

     There are no limitations imposed by Bermuda law or Foster Wheeler Ltd.'s bye-laws on the right of nonresident shareholders to hold or vote their Foster Wheeler Ltd. common shares.

CHANGES TO RIGHTS OF A CLASS OR SERIES

     The rights attached to any class or series of shares of Foster Wheeler Ltd., unless otherwise provided by the terms of that class or series, may be varied only with the consent in writing of the holders of all of the issued shares of that class or series or by a resolution passed by three-fourths of that class or series at a separate general meeting of holders of the shares of that class or series. Unless otherwise provided, the necessary quorum for such meeting is the presence of holders of at least one-third of the shares of such class or series. Each holder of shares of the class or series present, in person or by proxy, will have one vote for each share of the class or series held. Outstanding shares will not be deemed to be varied by the creation or issue of shares that rank in any respect prior to or equivalent with those shares.

QUORUM FOR GENERAL MEETINGS

     The presence of shareholders, in person or by proxy, holding at least a majority of the issued shares generally entitled to vote at a meeting is a quorum for the transaction of business.

DIVIDEND RIGHTS

     Subject to any rights and restrictions of any other class or series of shares, the board of directors may, from time to time, declare dividends on the shares issued and authorize payment of dividends. The board of directors may declare that any dividend be paid wholly or partly by the distribution of shares of Foster Wheeler Ltd. and/or specific assets.

     Under the Companies Act, the board of directors of Foster Wheeler Ltd. may declare dividends out of profits of Foster Wheeler Ltd. available for that purpose or make distributions

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out of contributed surplus as long as there are no reasonable grounds for believing that Foster Wheeler Ltd. is, or after such dividend or distribution would be, unable to pay its liabilities as they became due or that the realizable value of Foster Wheeler Ltd.'s assets would thereby be less than the aggregate of its liabilities and its issued share capital and share premium accounts. In addition, under the Companies Act, it is possible for a company to repurchase its own shares. However, the funds for such a repurchase must be either (i) capital paid-up on the shares in question; (ii) proceeds of a new issue of shares made for the purposes of the repurchase; or (iii) funds which would otherwise be available for dividend or distribution. Furthermore, any premium which is payable on the repurchase must be provided out of funds which would otherwise be available for dividend or distribution or out of the company's share premium account prior to the repurchase.


RIGHTS UPON LIQUIDATION

     Upon the liquidation of Foster Wheeler Ltd., after the full amounts that holders of any issued shares ranking senior to the common shares as to distribution on liquidation or winding up are entitled to receive have been paid or set aside for payment, the holders of Foster Wheeler Ltd.'s common shares are entitled to receive, pro rata, any remaining assets of Foster Wheeler Ltd. available for distribution to the holders of common shares. The liquidator may deduct from the amount payable in respect of those common shares any liabilities the holder has to or with Foster Wheeler Ltd. The assets received by the holders of Foster Wheeler Ltd. common shares in a liquidation may consist in whole or in part of property. That property is not required to be of the same kind for all shareholders.

SINKING FUND

     Foster Wheeler Ltd.'s common shares have no sinking fund provisions.

LIABILITY FOR FURTHER CALLS OR ASSESSMENTS

     Foster Wheeler Ltd.'s common shares issued in the reorganization were duly and validly issued, fully paid and nonassessable.

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PRE-EMPTIVE RIGHTS

     Holders of common shares will have no preemptive or preferential right to purchase any securities of Foster Wheeler Ltd.

REDEMPTION AND CONVERSION

     Foster Wheeler Ltd. common shares will not be convertible into shares of any other class or series or be subject to redemption either by Foster Wheeler Ltd. or the holder of the common shares.

REPURCHASE

     Under Foster Wheeler Ltd.'s bye-laws and subject to the solvency and minimum capital requirements of the Companies Act, Foster Wheeler Ltd. may purchase any issued common shares in the circumstances and on the terms as are agreed by Foster Wheeler Ltd. and the holder of the common shares. Foster Wheeler Ltd. may, from time to time, with the agreement of a holder, purchase all or part of the holder's common shares whether or not Foster Wheeler Ltd. has made a similar offer to all or any other of the holders of common shares.

RESTRICTIONS ON TRANSFER

     Subject to the rules of any stock exchange on which the common shares may be listed, the board of directors may refuse to recognize any instrument of transfer unless it is accompanied by a duly executed instrument of transfer and by the certificate in respect of the shares to which it relates, if a certificate has been issued by Foster Wheeler Ltd. in respect of the shares to be transferred, and by such other evidence as the board of directors may reasonably require to show the right of the transferor to make the transfer.

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OTHER CLASSES OR SERIES OF SHARES

     The board of directors is authorized, without obtaining any vote or consent of the holders of any class or series of shares unless expressly provided by the terms of issue of that class or series, to provide from time to time for the issuance of other classes or series of shares and to establish the characteristics of each class or series, including the number of shares, designations, relative voting rights, dividend rights, liquidation and other rights, redemption, repurchase or exchange rights and any other preferences and relative, participating, optional or other rights and limitations not inconsistent with applicable law.

COMPULSORY ACQUISITION OF SHARES HELD BY MINORITY HOLDERS

     An acquiring party is generally able to acquire compulsorily the ordinary shares of minority holders in one of two ways:


     - By a procedure under the Companies Act known as a "scheme of arrangement." A scheme of arrangement is made by obtaining the consent of Foster Wheeler Ltd., the consent of the court and approval of the arrangement by holders of common shares (1) representing a majority in number of the shareholders present at the meeting held to consider the arrangement and (2) holding at least 75% of all the issued common shares. If a scheme of arrangement receives all necessary consents, all holders of common shares of a company would be compelled to sell their shares under the terms of the scheme of arrangement.

     - By acquiring pursuant to a tender offer 90% of the common shares not already owned by the acquiring party (the "offeror"). If an offeror has, within four months after the making of an offer for all the common shares not owned by the offeror, obtained the approval of or acquired 90% or more of all the shares to which the offer relates, the offeror may, at any time within two months after the end of that four month period, require by a "Notice of Acquisition" any nontendering shareholder to transfer its shares on the same terms as the original offer. In those circumstances, nontendering shareholders will be compelled to sell their shares. Nontendering shareholders have a

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          one-month period from the date of the Notice of Acquisition in which to convince a court to enjoin the company acquisition.

TRANSFER AGENT

     The transfer agent and registrar for the common shares will be Mellon Investor Services LLC.

ANTI-TAKEOVER PROVISIONS

     Foster Wheeler Ltd.'s bye-laws have provisions that could have an anti-takeover effect. These provisions are intended to replicate provisions in the certificate of incorporation and by-laws of Foster Wheeler Corporation or protections provided by the laws of the State of New York. These provisions are intended to enhance the likelihood of continuity and stability in the composition of the board of directors and in the policies formulated by the board of directors and to discourage transactions that may involve an actual or threatened change of control of Foster Wheeler Ltd.

     The bye-laws provide that Foster Wheeler Ltd.'s board of directors will be divided into three classes serving staggered three-year terms. Directors can be removed from office only for cause, as defined in the bye-laws, by the affirmative vote of the holders of two-thirds of the issued shares generally entitled to vote. The board of directors does not have the power to remove directors. Vacancies on the board of directors may only be filled by the remaining directors and not by the shareholders. Each of these provisions can delay a shareholder from obtaining majority representation on the board of directors.

     The bye-laws provide that the board of directors will consist of not less than three nor more than twenty persons, the exact number to be set from time to time by a majority of the whole board of directors. Accordingly, the board of directors, and not the shareholders, has the authority to determine the number of directors and could delay any shareholder from obtaining majority representation on the board of directors by enlarging the board of directors and filling

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the new vacancies with its own nominees until a general meeting at which directors are to be appointed.

     The bye-laws of Foster Wheeler Ltd. provide that, to be timely for inclusion in Foster Wheeler Ltd.'s proxy statement, a shareholder's notice for a shareholder proposal must be received not less than 120 days prior to the first anniversary of the date on which Foster Wheeler Ltd. first mailed its proxy materials for the preceding year's annual general meeting. The bye-laws also provide that, to be timely for consideration at the annual meeting of shareholders, a shareholder's notice must be received no less than 45 days prior to the first anniversary of the date on which Foster Wheeler Ltd. first mailed its proxy materials for the preceding year's annual meeting.

     Subject to the terms of any other class of shares in issue, any action required or permitted to be taken by the holders of Foster Wheeler Ltd.'s common shares must be taken at a duly called annual or special general meeting of shareholders unless taken by written consent of all holders of common shares. Under the bye-laws, special general meetings may only be called by a majority of the entire board of directors. Under the Companies Act, however, shareholders holding at least 10% of the outstanding voting shares of Foster Wheeler Ltd. may call a shareholder meeting without the authorization of the board of directors; however the bye-laws of Foster Wheeler Ltd. provide that any action to be taken at such shareholder meeting would require the approval of 100% of the shares able to vote at such meeting.

     The board of directors is authorized, without obtaining any vote or consent of the holders of any class or series of shares unless expressly provided by the terms of issue of a class or series, to from time to time issue any other classes or series of shares with the designations and relative powers, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms or conditions of redemption as they consider fit. The board of directors could authorize the issuance of preference shares with terms and conditions that could discourage a takeover or other transaction that holders of some or a majority of the common shares might believe to be in their best interests or in which holders might receive a premium for

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their shares over the then market price of the shares. No preference shares have been established as of the date of this document.

     As a Bermuda company, Foster Wheeler Ltd. is not subject to Section 912 of the New York Business Corporation Law, which restricts business combinations with interested shareholders. However, the bye-laws contain provisions that largely mirror the intention of Section 912 and generally prohibit "business combinations" between Foster Wheeler Ltd. and an "interested member." Specifically, "business combinations" between an interested member and Foster Wheeler Ltd. are prohibited for a period of five years after the time the interested member acquires 20% or more of the outstanding voting shares, unless the business combination or the transaction resulting in the person becoming an interested member is approved by the board of directors prior to the date the interested member acquires 20% or more of the outstanding voting shares.

     "Business combinations" is defined broadly to include amalgamations or consolidations with Foster Wheeler Ltd. or its subsidiaries, sales or other dispositions of assets having an aggregate value 10% or more of the aggregate market value of the consolidated assets, aggregate market value of all outstanding stock, consolidated earning power or consolidated net income of Foster Wheeler Ltd., adoption of a plan or proposal for liquidation and most transactions that would increase the interested member's proportionate share ownership in Foster Wheeler Ltd.

     "Interested member" is defined as a person who, together with any affiliates and/or associates of that person, beneficially owns, directly or indirectly, 20% or more of the issued voting shares of Foster Wheeler Ltd.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FOSTER WHEELER LTD.


DATE:  April 11, 2002                     By: /s/ Thomas R. O'Brien
                                              ---------------------------
                                              Thomas R. O'Brien
                                              General Counsel and
                                              Senior Vice President